UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: February 26, 2007

(Date of earliest event reported)

BENE IO, INC.

(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000 27673 --------------------------------	20-8482895 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Broadway, Suite 706

New York, NY 10010

(Address of principal executive offices) (Zip Code)

(212) 714-7726

(Registrant’s telephone no., including area code)

Eurotelecom Communications, Inc.

Farfield Park, Wath Upon Dearne

South Yorkshire, England S63 5BD

------------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03.	Material Modifications to Rights of Security Holders.

On March 10, 2005, BENE IO, Inc. (the "Company"), Formerly EuroTelecom Communications, Inc. has approved a one thousand-for-one (1,000:1) reverse stock split (the "Reverse Split") of the Company's common stock, par value $0.001 (the "Common Stock"). The Company's Board of Directors (the "Board") has determined that it would be in the Company's best interest to conduct the Reverse Split and has approved this corporate action by unanimous written consent.

REASONS FOR THE REVERSE STOCK SPLIT:

In preparation for looking to do an acquisition, the Company has effected the Reverse Split to reduce the number of outstanding shares of Common Stock. For these reasons, the Board determined that the Reverse Split is in the best interest of the Company and its shareholders.

EFFECTS OF THE REVERSE STOCK SPLIT:

Company Name and Symbol.

On June 29, 2006, the Company has changed its name in connection with the Reverse Split from EuroTelecom Communications, Inc. to Bene IO, Inc.

The Company's Common Stock was quoted on the Pink Sheets under the symbol EUTC. As a consequence of the name change and the Reverse Split, the Company's symbol has changed to BNIO.

Effective Date; Payment and Delivery.

The Reverse Split and name change became effective on the opening of business on June 29, 2006 (the "Effective Date").

As of the opening of business on the Effective Date, the total number of issued and outstanding shares of the Company's Common Stock held by each stockholder was converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the Reverse Split, divided by (ii) 1,000.

No fractional shares will be issued, and no cash or other consideration was paid. Instead of issuing fractional shares, the Company issued one full share of the post-Reverse Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Split.

Stock Certificates.

After the Reverse Split there was no requirement that stockholders obtain new or replacement stock certificates. Each stockholder of record of shares of the Company's Common Stock outstanding immediately prior to the Reverse Split may contact the Company's Transfer Agent to exchange the certificates representing such stockholder's shares of pre-Reverse Split Common Stock for new certificates representing the number of whole shares of post-Reverse Split Common Stock into which the shares have been converted.

Transfer Agent.

In addition, to the name change and the Reverse Split, the Company has appointed Manhattan Transfer & Trust Company (the "Transfer Agent") as successor.

The contact information for the Company's Transfer Agent is as follows:

Manhattan Transfer and Trust Company

58 Dorchester Road

Lake Ronkonkoma, New York 11779

Phone: (631) 585-7341

Facsimile: (631) 580-7766

www.streettransfer.com

Capitalization.

The Company is currently authorized to issue 100,000,000 shares of Common Stock. As of June 29, 2006, there were 17,946,222 shares of Common Stock outstanding. After the Reverse Split becomes effective, there was approximately 17,946 shares of Common Stock outstanding (subject to adjustment due to the effect of the rounding up of fractional shares). The Reverse Split had no effect on the stated par value of the Common Stock.

After the Reverse Split becomes effective, and prior to issuing new shares as described below in Item 5.01, each shareholder's percentage ownership interest in the Company and proportional voting power remained virtually unchanged except for minor changes and adjustments that was a result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of voting capital stock is substantially unaffected by the Reverse Split.

The reverse stock split may also result in some shareholders holding "odd lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS:

The following discussion describes certain material federal income tax considerations relating to the proposed reverse stock split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The reverse stock split is intended to be a tax-free recapitalization to the Company and its shareholders, except for those shareholders who receive a whole share of stock in lieu of fractional shares. Hence, shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reverse stock split, except for those shareholders receiving a whole share of common stock in lieu of a fractional share (as described below). The holding period for such shares of stock after the reverse split will include the holding period of shares of stock before the reverse stock split, provided that such shares of stock are held as a capital asset at the effective date of the amendment. The adjusted basis of the shares of common stock after the reverse stock split will be the same as the adjusted basis of the shares of stock before the reverse stock split excluding the basis of fractional shares.

A shareholder who receives a whole share of common stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional shares to which the shareholder was otherwise entitled.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01. Change in Control.

On July 24, 2006, Bene IO, Inc. (the "Registrant" or the "Company") issued 10,000,000 new shares based on the trading value of the Registrant on that date of $0.008 to the following individuals:

Noboru Abe	3,320,000
Emiko Kuriyama	2,280,000
BENE JAPAN Co., Ltd.	450,000
Kyoko Kurimoto	450,000
Naohito Hayashi	450,000
Mitsuharu Kurimoto	448,854
Shino Kurimoto	402,108
Yasumasa Higashi	400,000
Yoshihiro Toki	300,000
Southern Cross International Co., Ltd.	250,000
Tsugiko Uwana	95,784
Kimiko Komatsu	57,470
Michiyo Harada	47,892
Mitsuko Okada	47,892
Cellini Investments, Inc.	600,000
Stamford Equity LLC	200,000
Grassy Knoll Associates, LLC	100,000
Pinnacle Associates, LLC	100,000

Total	10,000,000

Item 5.02. Departure of Directors/Officers; Appointment of Officers/Directors

In connection with the issuance of the above 10,000,000 newly issued shares, the following persons were elected as director and appointed as officers of the Company.

Name	Age	Position	Director Since
Noboru Abe	57	Chairman of the Board of Directors	Since Inception
Emiko Kuriyama	65	President and Director	Since Inception
Yoshihiro Motoda	47	Secretary, Treasurer, and Director	Since Inception
Noboru Kuriyama	66	Director	Since Inception

Noboru Abe – Chairman of the Board – Mr. Abe specializes in designing and directing the implementation of new and innovative business strategies and in recruiting the best talent to develop and grow businesses. Over the past 20 years his companies have created major innovations in rapid business development strategies, knowledge management, and software interface design.

Emiko Kuriyama – President and Director – Mrs. Kuriyama established Bene Co., Ltd. and is President of BENE IO, Inc. and is responsible for the strategic planning and business development for the Company. Mrs. Kuriyama graduated from MITI Engineering and Electric Technology Institute in March of 1969. From 1999 to 2001, she was an instructor at MITI Osaka Engineering Technology Institute. In 2001, Mrs. Kuriyama became the General Manager of the General Affairs Department of the Research Technology Research Institute in Japan. In 2002, she resigned from the institute to start Bene Co., Ltd. of Japan.

Yoshihiro Motoda - Mr. Motoda entered Senshu University, Department of Law in April, 1980 and graduated in March of 1984. In April, 1984 Mr. Motoda entered Yusen Broadnetworks Co. (now known as Yusen Co.) in the business development group for the Tokyo area.

In 1987, he joined Yoshida Group Co. Ltd., which is a distributor of clothing, in the business development department. In 1996, was promoted to manager of the general operations group. In 1999, he joined Mayer Co., Ltd., a manufacturer and distributor of Beauty supplies as the sales manager for the Osaka area. He managed approximately 60 sales people.

In 2000, he joined Inter-Science Corp. Ltd., a manufacturer and distributor of beauty supplies as managing director for planning, sales, and marketing. In 2003, Mr. Motoda joined Bene Co; Ltd. as Sales Manager. He will continue as Sales Manager for Bene IO, Inc.

Noboru Kuriyama – Director – Noboru Kuriyama was an executive with Daido Steel Co., Ltd. from 1960 until 1997. In 2002, he joined Bene Co. as a managing director.

There are family relationships among the Company's directors or executive officers. Ms. Emiko Kuriyama is married to Mr. Noboru Kuriyama.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Document Description

3.1	Certificate of Incorporation of Eurotelecom Communication Inc. dated March 10, 2005

3.2	Amended Certificate of Incorporation of Eurotelecom Communication Inc. dated June 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENE IO, INC.

(Registrant)

Date: February 26, 2007	By: /s/ NOBORU ABE

Emiko Kuriyama, President

(Duly Authorized Officer)

Date: February 26, 2007	By: /s/ YOSHIHIRO MOTODA

Yoshihiro Motoda

Chief Financial Officer

(Principal Financial

and Accounting Officer)